UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               FORM 8-K

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES  EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported) May 28, 1997

                  BENEFICIAL MORTGAGE SERVICES, INC.
                              (Depositor)

                  BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
                   (Issuer in Respect of the Beneficial Home
                  Equity Loan Asset Backed Certificates, Series 1997-1)

               (Exact name of registrant as specified in its charter)

   New York (Issuer)          333-21511          Number Pending (Issuer)
    (State or other       (Commission File           (I.R.S. Employer
    jurisdiction of           Number)               Identification No.)
   incorporation or
     organization)

   c/o  301 North Walnut Street
          Wilmington, Delaware                        19801
 (Address of principal executive                   (Zip Code)
             offices)

Registrant's telephone number, including area code:  (302) 425-2500

      (Former name or former address, if changed since last report)

                                   NONE


Item 7.  Financial Statements and Exhibits

Exhibit 20.1   Beneficial  Home Equity Loan Asset Backed
               Certificates, Series  1997-1 Statement to
               Certificateholders dated May 28, 1997.


                             SIGNATURES
      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1997-1 by the undersigned, thereunto duly authorized.

                    BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
                              Registrant

                    By:  Beneficial Mortgage Services, Inc.
                              (Depositor)

                         By:  /s/ Richard J. Zak
                              Richard J. Zak
                              Vice President (Chief Accounting)

June 5, 1997

                            Exhibit Index
Exhibit
Number                   Exhibit
20.1      Beneficial Home Equity Loan Asset Backed Certificates,
          Series  1997-1 Statement to Certificateholders dated May
          28, 1997.

Exhibit 20.1

               STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Services, Inc. Current Collection Period: 1-Apr-97 to 27-Apr-97
Beneficial Home Equity Loan Asset Backed Certificates
                                         P&S Agreement Date: 01-May-97
     Class A Certificates, Series 1997-1
     Class M Certificates, Series 1997-1 Original Settlement Date:20-May-97 Class B Certificates, Series 1997-1 Distribution Date:28-May-97
                                         Stepdown Date: 28-May-00
                                         Senior Enhancement Pct:  8.000%

               1 Month LIBOR 5.6875%

               Class A Pass-Through Rate (1 mo LIBOR + 12 bps) 5.8075% Class M Pass-Through Rate (1 mo LIBOR + 25 bps) 5.9375% Class B Pass-Through Rate (1 mo LIBOR + 36 bps) 6.0475%

 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 18.992388
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   1.290556
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   1.319444
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   1.343889
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance                 729,082,895.27
     11        Ending Class A Principal Factor                     98.1007612%

     12        Ending Class M Principal Balance                  32,313,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  32,313,000.00
     15        Ending Class B Principal Factor                     100.000000%

     16 i.     Ending Pool Number of Loans                              14,154
        ii.    Ending Pool Balance                              796,537,533.65

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent           372
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          24,100,409.53
        iii.   Number of Mortgage Loans 60 or More Days Delinquent          48
        iv.    Aggregate Principal Balances of Mortgages 60 or
               More Days Delinquent                               3,472,019.00
     18        Book Value of Real Estate Aquired Through
               Foreclosure or Grant of a Deed                             0.00